FOR IMMEDIATE RELEASE March 26, 2021 Investor Contacts: Andrew Slabin andrew_slabin@discovery.com 212-548-5544 Peter Lee peter_lee@discovery.com 212-548-5907 Media Contact: Nathaniel Brown nathaniel_brown@discovery.com 212-548-5959 DISCOVERY ISSUES STATEMENT ON RECENT MARKET PRICE VOLATILITY OF SERIES A AND SERIES C COMMON STOCK SILVER SPRING, Md., March 26, 2021 /PRNewswire/ -- Discovery (Nasdaq: DISCA, DISCB, DISCK) today announced that today’s trading activity is not the result of insider transactions or transactions by Advance/Newhouse Programming Partnership or its affiliates. The Company issued its outlook for the first quarter of 2021 on February 22, 2021 and provided additional guidance at the Deutsche Bank TMT Conference on March 8, 2021, and is comfortable reaffirming its outlook and the additional guidance. The Company is confident in and pleased with the execution of its strategy, both with respect to its traditional business and the direct to consumer roll out. It looks forward to releasing first-quarter results and hosting its quarterly investor call on May 10, 2021. Cautionary Statement Concerning Forward-Looking Statements This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. The Company's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risk factors disclosed in its 2020 Annual Report on Form 10-K filed with the SEC on February 22, 2021. Forward-looking statements include statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as "anticipate," "believe," "could," "continue," "estimate," "expect," "intend," "may," "should," "will" and "would" or similar words. Forward-looking statements in this release include, without limitation, statements regarding investing in the Company's programming, strategic growth initiatives, changes in the pay-TV ecosystem, and the impact of COVID-19. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. About Discovery Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in over 220 countries and territories and nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps; direct-to-consumer streaming services such as discovery+, Food Network Kitchen and MotorTrend OnDemand; digital-first and social content from Group Nine Media; a landmark natural history and factual content partnership with the BBC; and a strategic alliance with PGA TOUR to create the international home of golf. Discovery’s portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, MotorTrend, Animal Planet, Science Channel, and the forthcoming multi-platform JV with Chip and Joanna Gaines, Magnolia Network, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. For more information, please visit corporate.discovery.com and follow @DiscoveryIncTV across social platforms.